SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         April 14, 2003

Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Central Expressway, Santa Clara, California	95050

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code         (408) 907-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1    Press release dated April 14, 2003 by Turnstone.

Item 9.    REGULATION FD DISCLOSURE.

On April 14, 2003, Turnstone Systems, Inc., a Delaware corporation (“Turnstone”), announced its financial results for the fiscal quarter ended March 31, 2003. A copy of Turnstone’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 14, 2003, Turnstone announced its financial results for the fiscal quarter ended March 31, 2003. A copy of Turnstone’s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turnstone Systems, Inc.

(Registrant)

Date:	April 14, 2003	By:	/S/ RICHARD N. TINSLEY

(Signature) Richard N. Tinsley President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated April 14, 2003 of Turnstone.